Exhibit 1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Credit Suisse Securities (USA) LLC Credit Suisse Commercial Mortgage Securities Corp. Column Financial, Inc. Eleven Madison Avenue, 4th Floor New York, New York 10010

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a mortgage loan in connection with the proposed offering of certain classes of BPR 2022-SSP, Commercial Mortgage Pass-Through Certificates, Series 2022-SSP. Credit Suisse Securities (USA) LLC, Credit Suisse Commercial Mortgage Securities Corp. and Column Financial, Inc. (collectively, the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Capitalized terms used but not defined herein are used with the meanings as described in “The Bond Market Association's Standard Formulas for the Analysis of Mortgage-Backed Securities and Other Related Securities.”

Procedures and Findings

On May 5, 2022, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout (the “Data File”) containing one mortgage loan that is secured by one mortgaged property (the “Mortgage Asset”).

From April 20, 2022 through May 5, 2022, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset.

At your request, for the Mortgage Asset, we compared certain characteristics (the “Characteristics” as indicated on Appendix A), except for those Characteristics identified on Appendix A as “Identification purposes only - not applicable,” “None - Company Provided” or “Not applicable,” to the corresponding information set forth on or derived from the corresponding Source Documents and found them to be in agreement.

Member of
Deloitte Touche Tohmatsu Limited

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We make no representations as to (i) the actual characteristics or existence of the underlying documents or data comprising the Mortgage Asset underlying the Data File or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the appropriateness for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the asset to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such asset or (iii) compliance of the originator of the asset with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Company and is not intended to be and should not be used by anyone other than the Company.

Yours truly,

/s/ Deloitte & Touche LLP

May 5, 2022

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (collectively, the “Source Documents”):

Loan agreement, promissory note, or deed of trust (collectively, the “Loan Agreement”);

The real estate property appraisal report (the “Appraisal Report”);

Property condition report (the “Engineering Report”);

Underwritten rent roll or historical borrower rent rolls (collectively, the “Rent Roll”);

The final form loan pro-forma title policy (the “Title Policy”);

The phase I environmental report (the “Phase I Report”);

The underwritten financial summary (the “Underwritten Financial Summary Report”); and

Computershare Schedule of Fees, dated April 25, 2022, KeyBank Real Estate Capital Servicing Bid, dated April 28, 2022 and Park Bridge Lender Services LLC Operating Advisor Proposal, dated April 22, 2022 (collectively, the “Servicer Fee Documents”).

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	Characteristic	Source Document
1	No.	Identification purposes only - not applicable
2	Property Name	Identification purposes only - not applicable
3	Street Address	Appraisal Report
4	City	Appraisal Report
5	State	Appraisal Report
6	Zip Code	Appraisal Report
7	Year Built	Appraisal Report
8	Year Renovated	Appraisal Report
9	SF	Rent Roll
10	Property Type	Appraisal Report
11	Property Sub-Type	Appraisal Report
12	Ownership Interest	Title Policy
13	Original Mortgage Loan Amount ($)	Loan Agreement
14	Cut-Off Date Mortgage Loan Amount ($)	Refer to calculation procedures
15	Cut-Off Date Mortgage Loan Amount Per SF	Refer to calculation procedures
16	Percentage of Cut-Off Date Mortgage Loan Amount	Refer to calculation procedures
17	Maturity Mortgage Loan Amount ($)	Refer to calculation procedures
18	Addit Debt Permitted (Y/N)	Loan Agreement
19	Addit Debt Exist (Y/N)	Loan Agreement
20	Spread (%)	Loan Agreement
21	Index Floor (%)	Loan Agreement
22	Assumed Term SOFR	None - Company Provided
23	Index	Loan Agreement
24	Servicing Fee Rate	Servicer Fee Documents
25	Trustee & Paying Agent Fee	Servicer Fee Documents
26	Operating Advisor Fee	Servicer Fee Documents
27	CREFC Fee	None - Company Provided
28	Admin. Fee	Refer to calculation procedures
29	Net Mortgage Rate	Refer to calculation procedures
30	Amortization Type	Loan Agreement
31	Accrual Type	Loan Agreement
32	Annual Debt Service	Refer to calculation procedures
33	Monthly Debt Service	Refer to calculation procedures
34	I/O Period	Loan Agreement
35	Term	Refer to calculation procedures
36	Rem. Term	Refer to calculation procedures
37	Amort. Term	Loan Agreement

	Characteristic	Source Document
38	Seasoning	Refer to calculation procedures
39	Cut-Off Date	None - Company Provided
40	Payment Date	Loan Agreement
41	Grace Period (Late Payment)	Loan Agreement
42	Grace Period (Default)	Loan Agreement
43	Note Date	Loan Agreement
44	First Payment Date	Loan Agreement
45	Maturity Date	Loan Agreement
46	Extended Maturity Date	Loan Agreement
47	Original String	Loan Agreement
48	As-Is Appraised Date	Appraisal Report
49	As-Is Appraised Value ($)	Appraisal Report
50	Cut-off Date As-Is LTV	Refer to calculation procedures
51	As-Is Appraised Value Per SF	Refer to calculation procedures
52	Environmental Phase I Report Date	Phase I Report
53	Phase II Performed	Not applicable
54	Engineering Report Date	Engineering Report
55	Seismic Zone 3 or 4 (Y/N)	Engineering Report
56	Seismic Report Date	Not applicable
57	PML %	Not applicable
58	Historical Occ. % 2019	Rent Roll
59	Historical Occ. % 2020	Rent Roll
60	Historical Occ. % 2021	Rent Roll
61	UW Occupancy	Rent Roll
62	2019 EGI	Underwritten Financial Summary Report
63	2019 Expenses	Underwritten Financial Summary Report
64	2019 NOI	Underwritten Financial Summary Report
65	2020 EGI	Underwritten Financial Summary Report
66	2020 Expenses	Underwritten Financial Summary Report
67	2020 NOI	Underwritten Financial Summary Report
68	2021 EGI	Underwritten Financial Summary Report
69	2021 Expenses	Underwritten Financial Summary Report
70	2021 NOI	Underwritten Financial Summary Report
71	T12 Feb. 2022 EGI	Underwritten Financial Summary Report
72	T12 Feb. 2022 Expenses	Underwritten Financial Summary Report
73	T12 Feb. 2022 NOI	Underwritten Financial Summary Report
74	UW EGI	Underwritten Financial Summary Report
75	UW Expenses	Underwritten Financial Summary Report
76	UW NOI	Underwritten Financial Summary Report
77	UW NOI Debt Yield	Refer to calculation procedures

	Characteristic	Source Document
78	UW NCF	Underwritten Financial Summary Report
79	UW NCF Debt Yield	Refer to calculation procedures
80	UW NCF DSCR	Refer to calculation procedures

Calculation Procedures

With respect to Characteristic 14, we set the Cut-Off Date Mortgage Loan Amount ($) equal to the Original Mortgage Loan Amount ($).

With respect to Characteristic 15, we recomputed the Cut-Off Date Mortgage Loan Amount Per SF as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) SF.

With respect to Characteristic 16, we recomputed the Percentage of Cut-Off Date Mortgage Loan Amount as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) Original Mortgage Loan Amount ($).

With respect to Characteristic 17, we set the Maturity Mortgage Loan Amount ($) equal to the Original Mortgage Loan Amount ($).

With respect to Characteristic 28, we recomputed the Admin. Fee as the sum of the (i) Servicing Fee Rate, (ii) Trustee & Paying Agent Fee, (iii) Operating Advisor Fee and (iv) CREFC Fee.

With respect to Characteristic 29, we recomputed the Net Mortgage Rate by subtracting the (i) Admin. Fee from (ii) the Interest Rate (%). The “Interest Rate (%)” is equal to the sum of the (x) Spread (%) and (y) the greater of the Index Floor (%) and Assumed Term SOFR.

With respect to Characteristic 32, we recomputed the Annual Debt Service as the product of (i) the Cut-Off Date Mortgage Loan Amount ($), (ii) the Interest Rate (%) and (iii) a fraction equal to 365/360.

With respect to Characteristic 33, we recomputed the Monthly Debt Service as the quotient of (i) the Annual Debt Service and (ii) twelve.

With respect to Characteristic 35, we recomputed the Term by determining the number of payment dates from and inclusive of the First Payment Date to and inclusive of the Maturity Date.

With respect to Characteristic 36, we recomputed the Rem. Term by subtracting the Seasoning from the Term.

With respect to Characteristic 38, we recomputed the Seasoning by determining the number of payment dates from and inclusive of the First Payment Date to and inclusive of the Cut-Off Date.

With respect to Characteristic 50, we recomputed the Cut-off Date As-Is LTV as the quotient of the (i) Cut-Off Date Mortgage Loan Amount ($) and (ii) As-Is Appraised Value ($).

With respect to Characteristic 51, we recomputed the As-Is Appraised Value Per SF as the quotient of the (i) As-Is Appraised Value ($) and (ii) SF.

With respect to Characteristic 77, we recomputed the UW NOI Debt Yield as the quotient of the (i) UW NOI and (ii) Cut-Off Date Mortgage Loan Amount ($).

With respect to Characteristic 79, we recomputed the UW NCF Debt Yield as the quotient of the (i) UW NCF and (ii) Cut-Off Date Mortgage Loan Amount ($).

With respect to Characteristic 80, we recomputed the UW NCF DSCR as the quotient of the (i) UW NCF and (ii) Annual Debt Service.